UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 22, 2017

CHC GROUP LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36261	98-0587405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Elgin Avenue George Town, KY1-9005 Cayman Islands
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously reported, on May 5, 2016, CHC Group Ltd. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”), seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). As previously reported, on November 11, 2016, the Debtors filed their joint chapter 11 plan and the related disclosure statement with the Bankruptcy Court and on December 5, 2016, the Debtors filed an amended joint chapter 11 plan and a related revised disclosure statement with the Bankruptcy Court.

On December 19, 2016, the Debtors filed a second amended joint chapter 11 plan (the “Amended Plan”). The Amended Plan, among other things, reflects revisions to the section of the plan dealing with the cancellation of certain of the Debtors’ existing agreements and the provision of a new exit revolving facility with the Debtors’ existing revolving credit facility lenders.

On December 19, 2016, the Debtors filed a second revised proposed disclosure statement (the “Revised Proposed Disclosure Statement”) with the Bankruptcy Court. The Revised Proposed Disclosure Statement includes, among other things, revisions reflecting the agreed material terms of the exit revolving credit facility and certain other changes reflecting recent developments in the Chapter 11 Cases.

On January 22, 2017, the Company filed a plan supplement (the “Plan Supplement”) with the Bankruptcy Court, as contemplated by the Amended Plan. A hearing on confirmation of the Amended Plan is scheduled to begin on February 13, 2017. The Plan Supplement is attached hereto as Exhibit 99.1 and incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the Plan Supplement.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, accompanying exhibits, and other statements that we may make, contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements about our expectations for the timing and execution of our restructuring plan, our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations during the pendency of our court proceedings. Such forward-looking statements are based upon the current beliefs and expectations of our management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: we filed for protection under Chapter 11 of the Bankruptcy Code and are subject to risks and uncertainties; our ability to implement the Plan and to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceedings prosecuted from time to; operating under Chapter 11 may restrict our ability to pursue our business strategies; our employees face considerable uncertainty due to the Chapter 11 proceedings; we may suffer from a protracted restructuring; our ability to emerge from Chapter 11 and operate profitably thereafter will depend on increasing our revenue, lowering our costs, and obtaining sufficient financing or other capital to operate successfully; we have substantial liquidity needs and, due to our current Chapter 11 proceedings, may not be able to obtain any equity or debt financings in the capital markets for the foreseeable future; we may be subject to claims that will not be discharged in the Chapter 11 proceedings; our restructuring efforts through the Chapter 11 proceedings may be expensive, take resources and distract management; we are in the process of rejecting and abandoning a significant portion of our helicopter fleet through Chapter 11 proceedings, which may result in an inability to quickly respond to new opportunities and a significant loss of market share and profit margins; our consolidated financial statements have been prepared assuming that we will continue as a going concern, our independent registered public accounting firm has raised substantial doubts about our ability to continue as a going concern, and we have not included any adjustments that might result from the outcome of this uncertainty; we have a history of net losses; our substantial level of indebtedness, operating lease commitments, purchase and other commitments could materially adversely affect our ability to fulfill our obligations under our debt agreements, our ability to react to changes in our business and our ability to incur additional debt to fund future needs; all flights with the aircraft type H225 and AS332 L2 have been temporarily grounded which may cause a material and adverse impact to our financial viability; operating helicopters involves a degree of inherent risk and we are exposed to the risk of losses from safety incidents; if we are unable to mitigate potential losses through a robust safety management and insurance coverage program, our financial condition would be jeopardized in the event of a safety or other hazardous incident; failure to maintain standards of acceptable safety performance could have an adverse impact on our ability to attract and retain customers and could adversely impact our reputation, operations and financial performance; our operations are largely dependent upon the level of activity in the offshore oil and gas industry; the oil and gas industries on which we are largely dependent are suffering through a severe downturn, resulting in significant negative impact on demand for our services, and no assurance can be given that the downturn will not continue to be prolonged; many of the markets in which we operate are highly competitive, and if we are unable to effectively compete, it may result in a loss of market share or a decrease in revenue or profit margins; we rely on a limited number of large offshore helicopter support contracts with a limited number of customers. If any of these are terminated early or not renewed, our revenues could decline; negative publicity may adversely impact us; our fixed operating expenses and long-term contracts with customers could adversely affect our business under certain circumstances; we depend on a small number of helicopter manufacturers and any safety issues can severely limit our ability to continue operating helicopters already in our fleet; we depend on a limited number of third-party suppliers for helicopter parts and subcontract services; restructuring of our operations and organizational structure may lead to significant costs; our business requires substantial capital expenditures, lease and working capital financing, which we are currently blocked from accessing through the capital markets and banks. Any further deterioration of current industry or business conditions, the capital and banking markets or a prolonged period in Chapter 11 proceedings generally could adversely impact our business, financial condition and results of operations; we rely on the secondary used helicopter market to dispose of our older helicopters and parts due to our ongoing fleet modernization efforts; our operations are subject to extensive regulations which could increase our costs and adversely affect us; our maintenance, repair and overhaul (MRO) business, Heli-One, could suffer if licenses issued by original equipment manufacturers (OEMs) and/or governmental authorities are not renewed or we cannot obtain additional licenses; we derive significant revenue from non-wholly owned variable interest entities. If we are unable to maintain good relations with the other owners of such non-wholly owned entities, our business, financial condition or results of operations could be adversely affected; our operations may suffer due to political, regulatory, commercial and economic uncertainty; our business in countries with a history of corruption and transactions with foreign governments increases the compliance risks associated with our international activities; we are subject to extensive federal, state, local and foreign environmental, health and safety laws, rules, regulations and ordinances that could have an adverse impact on our business; we are subject to many different forms of taxation in various jurisdictions throughout the world, which could lead to disagreements with tax authorities regarding the application of tax laws; the offshore helicopter services industry is cyclical; we are exposed to foreign currency risks; our failure to hedge exposure to fluctuations in foreign currency exchange rates effectively could unfavorably affect our financial performance; we are exposed to credit risks; our customers may seek to shift risk to us; if oil and gas companies undertake cost reduction methods, there may be an adverse effect on our business; reductions in spending on helicopter services by government agencies could lead to modifications of search and rescue (SAR) and emergency medical services (EMS) contract terms or delays in receiving payments, which could adversely impact our business, financial condition and results of operations; failure to develop or implement new technologies and disruption to our systems could affect our results of operations; we rely on information technology, and if we are unable to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, our operations could be disrupted and our business could be negatively affected; the loss of key personnel could affect our growth and future success; labor problems could adversely affect us; if the assets in our defined benefit pension plans are not sufficient to meet the plans’ obligations, we could be required to make substantial cash contributions and our liquidity could be adversely affected; adverse results of legal proceedings could materially and adversely affect our business, financial condition or results of operations; in the event we are or become treated as a passive foreign investment company, or PFIC, for U.S. federal income tax purposes, our U.S. shareholders could be subject to adverse U.S. federal income tax consequences; we are controlled by a shareholder group, which might have interests that conflict with ours or the interests of our other shareholders; due to our Chapter 11 bankruptcy proceedings, our ordinary shares may have no value and any investment in our shares is highly speculative; the market for our ordinary shares historically has experienced significant price and volume fluctuations; we have not paid dividends on our ordinary shares historically and may not pay any cash dividends on our ordinary or preferred shares for the foreseeable future; pursuant to the terms of the preferred shares, which rank senior to our ordinary shares, we are required to pay regular cash dividends or issue shares in respect of amounts accrued as dividends on the preferred shares, and we may be required under certain circumstances to repurchase the preferred shares; we are currently unable to pay such obligations while we are in Chapter 11 proceedings and are likely not to pay any cash dividends for the foreseeable future; our preferred shares have rights, preferences and privileges that are not held by, and are preferential to the rights of, holders of our ordinary shares. Such preferential rights could adversely affect our liquidity and financial condition, and may result in the interests of the holders of our preferred shares differing from those of the holders of our ordinary shares; we are a holding company and, accordingly, are dependent upon distributions from our subsidiaries to generate the funds necessary to meet our financial obligations and pay dividends; the requirements of being a public company may strain our resources and distract our management; provisions of our articles of association and Cayman Islands corporate law may discourage or prevent an acquisition of us which could adversely affect the value of our ordinary shares; our organizational documents contain a variety of anti-takeover provisions that could delay, deter or prevent a change in control; shareholder rights under Cayman Islands law may differ materially from shareholder rights in the United States, which could adversely affect the ability of us and our shareholders to protect our and their interests; as a shareholder, you might have difficulty obtaining or enforcing a judgment against us because we are incorporated under the laws of the Cayman Islands; our major investors, Clayton, Dubilier & Rice and First Reserve Management, L.P., may compete with us, and our articles of association contain a provision that expressly permits our non-employee directors to compete with us; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended April 30, 2016. The Company’s filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. No assurances can be given that our efforts to effectively reorganize under Chapter 11 of the Bankruptcy Code will ultimately be successful or that we will succeed in strengthening our balance sheet or increase our financial flexibility. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Plan Supplement to the Debtors’ Second Amended Joint Chapter 11 Plan dated December 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC Group Ltd.

January 26, 2017	By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Senior Vice President, Legal and Administration

Exhibit Index

Exhibit No.	Description
99.1	Plan Supplement to the Debtors’ Second Amended Joint Chapter 11 Plan dated December 19, 2016